EXHIBIT 99.4

Form of Notice of Withdrawal of Tender

Clients of Merrill, Lynch, Pierce, Fenner & Smith, Inc. (“Merrill”) Financial Advisers

NOTICE OF WITHDRAWAL OF TENDER

REGARDING INTERESTS

IN THE ENDOWMENT REGISTERED FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED OCTOBER 25, 2006

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND THIS NOTICE OF WITHDRAWAL MUST BE

RECEIVED BY MERRILL, LYNCH, PIERCE, FENNER & SMITH, INC.

EITHER BY MAIL OR BY FAX BY, 12:00 MIDNIGHT,

CENTRAL TIME, ON NOVEMBER 30, 2006,

UNLESS THE OFFER IS EXTENDED.

COMPLETE THE LAST PAGE OF NOTICE OF WITHDRAWAL AND RETURN TO YOUR

MERRILL FINANCIAL ADVISER.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated                         .

Such tender was in the amount of:	# of units

Date:

SIGNATURES:

For Individual Investors and Joint Tenants:

Signature:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Print Name of Investor:

Joint Tenant Signature:

(If Joint Tenants, Both Must Sign.)	(Signature of Owner(s) exactly as appeared on Subscription Agreement/Investor Application)

Print Name of Joint Tenant:

For Other Investors:

Print Name of Investor:

Signature:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Print Name of Signatory and Co-Signatory if Necessary:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Title:

Print Name and Title of Co-Signatory:

Form of Notice of Withdrawal of Tender

NOTICE OF WITHDRAWAL OF TENDER

REGARDING INTERESTS

IN THE ENDOWMENT REGISTERED FUND, L.P.

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED OCTOBER 25, 2006

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND THIS NOTICE OF WITHDRAWAL MUST BE

RECEIVED BY ENDOWMENT ADVISERS, L.P.

EITHER BY MAIL OR BY FAX BY, 12:00 MIDNIGHT,

CENTRAL TIME, ON NOVEMBER 30, 2006,

UNLESS THE OFFER IS EXTENDED.

COMPLETE THE LAST PAGE OF NOTICE OF WITHDRAWAL AND RETURN TO:

Endowment Advisers, L.P.

4265 San Felipe, Suite 900

Houston, Texas 77027

Attn: Amy Lau

For additional information:

Phone: (713) 993-4675

Fax: (713) 993-4698

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated                     .

Such tender was in the amount of:	$

Date:

SIGNATURES:

For Individual Investors and Joint Tenants:

Signature:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Print Name of Investor:

Joint Tenant Signature:

(If Joint Tenants, Both Must Sign.)	(Signature of Owner(s) exactly as appeared on Subscription Agreement/Investor Application)

Print Name of Joint Tenant:

For Other Investors:

Print Name of Investor:

Signature:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Print Name of Signatory and Co-Signatory if Necessary:
(Signature of Owner(s) Exactly as Appeared on Subscription Agreement/Investor Application)

Title:

Print Name and Title of Co-Signatory: